Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), each of the undersigned officers of CAM Commerce Solutions, Inc. (the “Company”), does hereby certify with respect to the Annual Report of the company on Form 10-K for the year ended September 30, 2006 as filed with the Securities and Exchange Commission (the “10-K Report”) that to their knowledge:
(1)	the 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/ Geoffrey D. Knapp
Geoffrey D. Knapp
Chief Executive Officer
December 15, 2006

/s/ Paul Caceres
Paul Caceres
Chief Financial and Accounting Officer
December 15, 2006
This certification accompanies this 10-K Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.